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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 11, 2003
(Date of earliest event reported)

ABIOMED, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20584 (Commission File Number)	04-2743260 (I.R.S. Employer Identification No.)
22 Cherry Hill Drive, Danvers, Massachusetts		01923
(Address of principal executive offices)		(Zip Code)

(978) 777-5410
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

Exhibit Number	Description
99.1	Press release dated August 11, 2003

Item 12. Results of Operations and Financial Condition.

        On August 11, 2003, ABIOMED, Inc. announced its financial results for its first fiscal quarter ending June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, INC.
By:	/s/ CHARLES B. HAASER Charles B. Haaser Controller Principal Accounting Officer Principal Financial Officer

Date: August 11, 2003

Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 11, 2003

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SIGNATURES
Exhibit Index